EXHIBIT 24.0

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director of the Registrant (Citizens Community Bancorp, Inc.) constitute and appoint Richard Storm, Jr. and Stephen A. McLaughlin, or either of them, as their true and lawful attorneys-in-fact and agents with capacities to sign any or all amendments to the Form SB-2 Registration Statement of the Registrant, and to file to the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each might of could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  Signature                                      Title                               Date
                  ---------                                      -----                               ----
/s/Richard Storm, Jr.                          Chairman of the Board, Chief                     March 10, 1998
---------------------------                    Executive-Officer and President

Richard Storm, Jr.
/s/Stephen A. McLaughlin                       Director, Vice President and                     March 10, 1998
---------------------------                    Chief-Financial-Officer
                                               (Principal Financial Officer)
Stephen A. McLaughlin
/s/Diane M. Beyer                              Director                                         March 10, 1998
---------------------------

Diane M. Beyer
/s/Joel M. Cox, Sr.                            Director                                         March 10, 1998
---------------------------

Joel M. Cox, Sr.
/s/Thomas B. Garrison                          Director                                         March 10, 1998
---------------------------

Thomas B. Garrison
/s/James S. Hagedorn                           Director                                         March 10, 1998
---------------------------

James S. Hagedorn
/s/Dennis J. Lynch                             Director                                         March 10, 1998
---------------------------

Dennis J. Lynch
/s/Louis Smith                                 Director                                         March 10, 1998
---------------------------

Louis Smith
/s/Jack G. Wolf                                Director                                         March 10, 1998
---------------------------

Jack G. Wolf